SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement              Confidential, For Use of the
  X  Definitive Proxy Statement               Commission Only (as permitted
     Definitive Additional Materials          by Rule 14a-6(e)(2))
     Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                         Comstock Partners Funds, Inc.
                (Name of Registrant as Specified In Its Charter)
                          Comstock Partners Funds, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

/  / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/  / $500 per each party to  the controversy pursuant to Exchange Act  Rule 14a-
     6(i)(3).
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title  of  each  class of  securities  to  which  transaction applies:
          Common Stock, par value $.01 per share
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4)   Proposed maximum aggregate value of transaction:

/X / None.

/  / Check  box if any  part of the  fee is offset  as provided  by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                          COMSTOCK PARTNERS FUNDS, INC.

                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436


                                               November 11, 1996
Dear Fellow Stockholder:

    The enclosed Proxy Statement includes proposals to be voted upon by stockholders of Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund, each a portfolio offered by Comstock Partners Funds, Inc. (the "Company"). Certain of the proposals are being presented to you at this time in order to comply with the requirements of federal law.

    The Board of Directors of the Company, including the independent directors, carefully considered each of the matters described in the Proxy Statement and has unanimously recommended that you vote "for" approval of each of the Proposals which are applicable to your Fund.

       Please take the time to consider and act upon the proposals applicable to your Fund which are presented in the enclosed Proxy Statement. The Notice of Special Meeting which follows identifies those proposals that apply to your Fund. Your vote is extremely important, and I urge you to complete and promptly return the enclosed proxy card in the enclosed envelope in order to spare the Company additional proxy solicitation expenses.

                                           Sincerely,



                                           /s/ CHARLES L. MINTER
                                           ____________________________________
                                           Charles L. Minter
                                           Chairman of the Board of Directors

                          COMSTOCK PARTNERS FUNDS, INC.
                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS



                                                        November 11, 1996
To the Stockholders:

      A Special Meeting of Stockholders of the Comstock Partners Funds, Inc. (the "Company") will be held at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302, on Friday, December 20, 1996, at 11:00 a.m., for the purpose of considering and voting upon:

   1. The approval of a new Investment Advisory Agreement between the Company, on behalf of Comstock Partners Strategy Fund (the "Strategy Fund"), and Comstock Partners, Inc. (the "Investment Adviser"), containing the same terms and conditions as the existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser. Proposal 1 shall be voted upon only by stockholders of the Strategy Fund.

   2. The approval of a new Investment Advisory Agreement between the Company, on behalf of Comstock Partners Capital Value Fund (the "Capital Value Fund"), and the Investment Adviser, containing the same terms and conditions as the existing Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser. Proposal 2 shall be voted upon only by stockholders of the Capital Value Fund.

  3. The approval of a new Sub-Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and The Dreyfus Corporation ("Dreyfus"), containing the same terms and conditions as the existing Sub-Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and Dreyfus. Proposal 3 shall be voted upon only by stockholders of the Strategy Fund.

   4. The election of directors. Proposal 4 shall be voted upon by all of the Company's stockholders.

   5. The ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 1997. Proposal 5 shall be voted upon by all of the Company's stockholders.

   6. To transact any other business that may properly come before the meeting.

      The close of business on November 8, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,


                                             W. Troy Hottenstein
                                             Secretary

                    WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF IT DOES NOT ACHIEVE A QUORUM. THE COMPANY, AT STOCKHOLDERS' EXPENSE, MAY CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM, OR OBTAIN THE REQUIRED
VOTE, AS THE CASE MAY BE. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2.  Joint Accounts: Each stockholder named should sign.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

              Registration                                     Valid Signature


       Corporate Accounts

       (1) ABC Corp. . . . . . . . . . . . . . . . . . . .  John Doe, Treasurer
       (2) ABC Corp. . . . . . . . . . . . . . . . . . . .  John Doe
           c/o John Doe, Treasurer
       (3) ABC Corp. Profit Sharing Plan . . . . . . . . .  John Doe, Trustee


       Trust Accounts
       (1) ABC Trust . . . . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee  . . . . . . . . . . . . .  Jane B. Doe
           u/t/d 12/28/78

       Custodial or Estate Accounts

       (1) John B. Smith, Cust.  . . . . . . . . . . . . .  John B. Smith
           f/b/o John B. Smith, Jr. UGMA
       (2) John B. Smith . . . . . . . . . . . . . . . . .  John B. Smith,
                                                             Jr., Executor

                          COMSTOCK PARTNERS FUNDS, INC.

                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436



                                 PROXY STATEMENT

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of the Comstock Partners Funds, Inc. (the "Company") of proxies to be used at the Special Meeting of Stockholders of the Company (the "Meeting") to be held at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302, on December 20, 1996, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 11, 1996. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by: (i) written instructions by the Secretary of the Company at any time before they are voted; (ii) attendance at the meeting and voting in person; or (iii) signing and returning a new proxy card (if returned and received in time to be voted). Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2, 3, 4 and 5. The close of business on November 8, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

      As of the record date, the total number of shares issued and outstanding for the Company was 56,727,426 shares, consisting of 28,711,128 shares of the Strategy Fund and 28,016,298 shares of the Capital Value Fund.

   In the event that a quorum is not present at the Meeting, the stockholders present in person or by proxy at the meeting, by majority vote, may adjourn the meeting from time to time until a quorum shall attend. Under the Company's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the shares of stock of the Company entitled to vote constitutes a quorum at any meeting of the stockholders, except with respect to any matter which requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of all classes entitled to vote on the matter shall constitute a quorum.

   A copy of the most recent annual report of the Strategy Fund may be obtained without charge by writing to Comstock Partners Funds, Inc., 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, or calling
(201) 332-4436. A copy of the most recent annual report of The Dreyfus Capital Value Fund, Inc., the predecessor of the Capital Value Fund, may be obtained without charge by writing to The Dreyfus Corporation, 144 Glen Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561.

                               PROPOSALS 1 AND 2:
                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                              FOR THE STRATEGY FUND
                                  (PROPOSAL 1)

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                           FOR THE CAPITAL VALUE FUND
                                  (PROPOSAL 2)


Background

      The Investment Adviser acts as investment adviser to the Strategy Fund and the Capital Value Fund pursuant to separate investment advisory agreements with the Company. Proposals 1 and 2 are being submitted to stockholders as a result of the death of Stanley D. Salvigsen, the former Chairman of the Board of the Company and the Investment Adviser, on August 30, 1996. Mr. Salvigsen had owned in excess of 25% of the outstanding voting shares of the Investment Adviser. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the transfer of in excess of 25% of the outstanding voting shares of an investment adviser may be deemed to be a change in control of the investment adviser, which is deemed to constitute an "assignment" of an investment advisory agreement with that investment adviser. The Investment Company Act provides that investment advisory agreements terminate automatically upon their "assignment."

   Because Mr. Salvigsen's death may be deemed to have resulted in an "assignment" and termination of the Investment Adviser's then-existing investment advisory agreements with the Company on behalf of each Fund (together, the "Existing Investment Advisory Agreements"), on September 11, 1996 the Board of Directors of the Company approved new investment advisory agreements with the Company on behalf of each Fund (together, the "New Investment Advisory Agreements"), dated as of the date of Mr. Salvigsen's death. Except for different effective and termination dates, the terms of each New Investment Advisory Agreement are identical in all respects to the terms of the Existing Investment Advisory Agreement which it replaces.

   In their consideration of the New Investment Advisory Agreements, the Directors received and reviewed information from the Investment Adviser. The most significant factors in the deliberations of the Directors were the capabilities and resources of the Investment Adviser following the death of Mr. Salvigsen, and the nature, quality and scope of services expected to be rendered by the Investment Adviser; the intention of the Investment Adviser to continue to manage the Funds utilizing the same investment philosophy, policies and strategies as have previously been employed; and the investment advisory fees and other terms of the Existing and New Investment Advisory Agreements. The Directors also considered the investment advisory fees and expense ratios of other investment companies and the historical performance of the Funds, and inquired as to the economies of scale realized by the Investment Adviser, the profitability to the Investment Adviser of its relationship with the Funds and possible alternatives to the Funds to the arrangements with the Investment Adviser.

   The rules under the Investment Company Act provide that the New Investment Advisory Agreements may continue in effect without stockholder approval for a period of up to 120 days from the date thereof. If approved by stockholders, each New Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, subject to the provisions described below. In the event the stockholders of a Fund do not approve the New Investment Advisory Agreement with respect to that Fund, the Board of Directors of the Company will consider the appropriate course of action.

The Proposals

   Under Proposal 1, stockholders of the Strategy Fund are being asked to approve the New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser. Under Proposal 2, stockholders of the Capital Value Fund are being asked to approve the New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser.

      The shares of the Investment Adviser which had been owned by Stanley D. Salvigsen were held by the Estate of Stanley D. Salvigsen until November 11, 1996. Under an agreement that had been entered into by stockholders of the Investment Adviser, the Investment Adviser repurchased these shares on November 11, 1996, at which time such shares were cancelled. In the event that such repurchase is deemed to be a further "assignment" of the New Investment Advisory Agreements, stockholder approval of Proposals 1 and 2, as the case may be, shall also be deemed to constitute approval of such further assignment of the relevant New Investment Advisory Agreement in connection with such repurchase.

  THE DIRECTORS, INCLUDING THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT RELATING TO THAT FUND.

Required Vote

     Approval of the New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser requires the affirmative vote of a majority of the outstanding shares of the Strategy Fund. Approval of the New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser requires the affirmative vote of a majority of the outstanding shares of the Capital Value Fund. As defined in the Investment Company Act, "majority of the outstanding shares" of a Fund means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Abstentions and broker non-votes will have the same effect as a vote against the Proposals.

Description of the Existing Investment Advisory
Agreements and the New Investment Advisory Agreements

   As indicated above, except for different effective and termination dates, the terms of each New Investment Advisory Agreement are identical in all respects to the terms of the Existing Investment Advisory Agreement which it replaces. The Existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser was dated as of August 1, 1991, amended as of February 8, 1996. That agreement was last approved by the stockholders of the Strategy Fund on June 14, 1991, when the agreement was first entered into. The Existing Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser was dated as of July 25, 1996. The agreement was approved by the initial sole stockholder of the Capital Value Fund on July 24, 1996, when the agreement was first entered into. The New Investment Advisory Agreements were entered into as of August 30, 1996.

   Under the terms of New Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser manages the Strategy Fund's assets in accordance with the Strategy

Fund's investment objective and policies and in accordance with relevant statutory requirements. Under the agreement, the Investment Adviser is responsible for making all investment decisions for the Strategy Fund as well as placing purchase and sale orders on behalf of the Strategy Fund. The Investment Adviser furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of
 .60% of the Strategy Fund's average daily net assets.

  Under the terms of New Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser manages the Capital Value Fund's assets in accordance with the Capital Value Fund's investment objective and policies and in accordance with relevant statutory requirements. Under the agreement, the Investment Adviser is responsible for making all investment decisions for the Capital Value Fund as well as placing purchase and sale orders on behalf of the Capital Value Fund. The Investment Adviser furnishes office space, equipment and personnel to the Capital Value Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rate: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

  If approved by stockholders of the relevant Fund, each New Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, provided that each continuation is specifically approved at least annually (i) by the vote of a majority of the relevant Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Company's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Company's Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act) of any such party. Each New Investment Advisory Agreement may be terminated without penalty, at any time, by a vote of the Board of Directors or by vote of the outstanding voting securities of the relevant Fund, or by the Investment Adviser on 60 days' written notice. Each New Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act).

  Each New Investment Advisory Agreement, like each Existing Investment Advisory Agreement, provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or (ii) reckless disregard of its obligations and duties under that agreement, the Investment Adviser shall not be liable to the Company (including the Funds), or to any shareholder of the Company, for any error of judgment or mistake of law or for any loss suffered by the Company (including the Funds) in connection with the performance of its duties under the agreements.

  Under the Existing Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, for the Company's fiscal year ended April 30, 1996, the investment advisory fees paid by the Strategy Fund to the Investment Adviser amounted to $1,977,868. The Capital Value Fund did not commence operations until July 25, 1996.

  The New Investment Advisory Agreements relating to the Strategy Fund and the Capital Value Fund are attached to this Proxy Statement as Exhibit A and

Exhibit B, respectively, and the description of the New Investment Advisory Agreements set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A and Exhibit B.

Additional Information Regarding Comstock Partners, Inc.

  The Investment Adviser was founded in October 1986. The Investment Adviser has served as investment adviser to Comstock Partners Strategy Fund since that Fund's inception in 1988 and to Comstock Partners Capital Value Fund since that Fund's inception in 1996. The Investment Adviser served as sub-investment adviser to the Capital Value Fund's predecessor, the Dreyfus Capital Value Fund, from April 30, 1987 until July 25, 1996. The Investment Adviser has also served as sub-investment adviser to the Dreyfus Variable Investment Fund-Managed Assets Portfolio since May 21, 1990. In addition, the Investment Adviser also provides investment advisory services through discretionary accounts having aggregate assets as of July 30, 1996 of approximately $44 million. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications furnished to subscribers. The principal address of the Investment Adviser is 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

     Each Fund's investment portfolio is managed by the Investment Committee of the Investment Adviser, which consists of Charles L. Minter, W. Troy Hottenstein and Martin Weiner. Mr. Minter was one of the founders of the Investment Adviser together with Stanley Salvigsen. Mr. Minter joined Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986 Mr. Minter was Vice President - Institutional Sales at Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. Mr. Minter has been with the Investment Adviser since its inception in 1988, and is presently the Chairman of the Board and President of the Investment Adviser. Mr. Hottenstein joined the Investment Adviser in 1991 as an investment analyst. He graduated from Princeton University with a degree in economics. He has worked closely with Mr. Minter and Mr. Salvigsen in implementation of investment policy. He is a Chartered Financial Analyst and is the Secretary and Chief Operating Officer of the Investment Adviser. Mr. Weiner joined the Investment Adviser in 1995. Mr. Weiner began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1968 he served as Equity Analyst and Division Chief at the Value Line Investment Survey. From 1969 to 1974 he was an Equity Analyst and ultimately a Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has been a Chartered Financial Analyst since 1969. Mr. Minter owns all of the outstanding voting securities of the Investment Adviser. The address of Messrs. Minter, Hottenstein and Weiner is 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

   The Investment Adviser serves as the sub-investment adviser to the following registered investment company with similar investment objectives as the Funds. The approximate net assets of this fund and the annual advisory fee payable by it are as follows:

                                                              Annual Fee as a
                                                           Percentage of
                                     Net Assets as of      Average
Fund                                 October 15, 1996      Daily Net Assets

Dreyfus Variable Investment Fund -   $22,888,226.58        .375 of 1     %
Managed Assets Portfolio

    PROPOSAL 3: APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT
               FOR THE STRATEGY FUND


Background

   Dreyfus acts as sub-investment adviser to the Strategy Fund pursuant to a sub-investment advisory agreement between the Investment Adviser and Dreyfus. Proposal 3 is being submitted to stockholders of the Strategy Fund because the possible change of control of the Investment Adviser as described under Proposals 1 and 2 above may also be deemed to have resulted in an "assignment" and termination of the then-existing sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund. No similar termination of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund may be deemed to have occurred because the Investment Adviser is not a party to that agreement.

   Because an "assignment" and termination of the then-existing sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund (the "Existing Sub-Investment Advisory Agreement") may be deemed to have occurred as described above, on September 11, 1996 the Board of Directors of the Company approved a new sub-investment advisory agreement between the Investment Adviser and Dreyfus with respect to the Strategy Fund (the "New Sub-Investment Advisory Agreement") dated as of August 30, 1996. Except for different effective and termination dates, the terms of the New Sub-Investment Advisory Agreement are identical in all respects to the terms of the Existing Sub-Investment Advisory Agreement which it replaces.

      In their consideration of the New Sub-Investment Advisory Agreement, the Directors received and reviewed information from Dreyfus. The most significant factors in the deliberations of the Directors were the capabilities and resources of Dreyfus; the nature, quality and scope of services provided by Dreyfus; the sub-investment advisory fees and other terms of the Existing and New Investment Sub-Advisory Agreements; the investment advisory fees and expense ratios of other investment companies; the historical performance of the Strategy Fund; economies of scale realized by Dreyfus; and possible alternatives to the Strategy Fund to the arrangements with Dreyfus.

   The rules under the Investment Company Act provide that the New Sub-Investment Advisory Agreement may continue in effect without stockholder approval for a period of up to 120 days from the date thereof. If approved by stockholders of the Strategy Fund, the New Sub-Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, subject to the provisions described below. In the event the stockholders of the Strategy Fund do not approve the New Sub-Investment Advisory Agreement, the Board of Directors of the Company will consider the appropriate course of action.

The Proposal

   Under Proposal 3, stockholders of the Strategy Fund are being asked to approve the New Sub-Investment Advisory Agreement between the Investment Adviser and Dreyfus.

   The shares of the Investment Adviser which had been owned by Stanley D. Salvigsen were held by the Estate of Stanley D. Salvigsen until November 11, 1996. Under an agreement that had been entered into by stockholders of the Investment Adviser, the Investment Adviser repurchased these shares on November

11, 1996, at which time such shares were cancelled. In the event that such repurchase is deemed to be a further "assignment" of the New Sub-Investment Advisory Agreement, stockholder approval of Proposal 3 shall also be deemed to constitute approval of such further assignment of the New Sub-Investment Advisory Agreement in connection with such repurchase.

  THE DIRECTORS, INCLUDING THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF THE STRATEGY FUND VOTE "FOR" APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT.

Required Vote

  Approval of the New Sub-Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding shares" (as defined above) of the Strategy Fund. Abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Description of the Existing Sub-Investment Advisory
Agreement and the New Sub-Investment Advisory Agreement

  As indicated above, except for different effective and termination dates, the terms of the New Sub-Investment Advisory Agreement are identical in all respects to the terms of the Existing Sub-Investment Advisory Agreement which it replaces. The Existing Sub-Investment Advisory Agreement was dated August 24, 1994, amended as of February 8, 1996. That agreement was last approved by the stockholders of the Strategy Fund on August 1, 1994, when the agreement was first entered into. The New Sub-Investment Advisory Agreement was entered into as of August 30, 1996.

  Under the terms of the New Sub-Investment Advisory Agreement, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

  If approved by stockholders of the Strategy Fund, the New Sub-Investment Advisory Agreement will continue in effect for a period of one year from the date thereof, and thereafter shall continue for successive annual periods, provided that each continuation is specifically approved at least annually (i) by the vote of a majority of the Strategy Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Company's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Company's Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act) of any such party. The New Sub-Investment Advisory Agreement may be terminated without penalty on not less than 60 days' notice by the Investment Adviser or Dreyfus, by a vote of the Board of Directors or by vote of the outstanding voting securities of the Strategy Fund. The New Sub-Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act).

  The New Sub-Investment Advisory Agreement, like the Existing Sub-
Investment Agreement, provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of Dreyfus in the performance of its duties, or (ii) reckless disregard by it of its obligations and duties under the New Sub-Investment Advisory Agreements, Dreyfus shall not be liable to the Investment Adviser or to the Company (including the Strategy Fund), or to any Shareholder of the Company for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser or the Company (including the

Strategy Fund) in connection with the performance of its duties under the agreement.

   Under the Existing Sub-Investment Advisory Agreement, Dreyfus is obligated to reimburse the Investment Adviser in proportion to the respective fees received by them to the extent that any expense limitations applicable to the Strategy Fund imposed by state securities laws are exceeded.

   For the Company's fiscal year ended April 30, 1996, Dreyfus received fees from the Investment Adviser with respect to the Strategy Fund in the amount of $494,467. For further information with respect to payments to Dreyfus see "Additional Information - Service and Distributions Plans" below.

   The New Sub-Investment Advisory Agreement is attached to this Proxy Statement as Exhibit C and the description of the New Sub-Investment Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit C.

Additional Information Regarding The Dreyfus Corporation, the Sub-Investment Adviser

      Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus was formed in 1947 and, as of October 31, 1996, managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide. The principal address of Dreyfus is 200 Park Avenue, New York, New York 10166.

   Listed below are the names and addresses and principal occupations of the principal executive officer and each of the directors of Dreyfus.

Name, Position and Address    Principal Occupation


   Christopher M. Condron, President and Chief Executive Officer of Dreyfus Director and Chief
Executive Officer
200 Park Avenue
New York, New York 10166

Mandell L. Berman, Director     Real Estate Consultant
200 Park Avenue
New York, New York 10166

   Frank V. Cahouet, Director   Chairman, President and Chief Executive
One Mellon Bank Center          Officer of Mellon
Pittsburgh, Pennsylvania 15258

Stephen E. Canter, Director     Vice Chairman and Chief Investment Officer
200 Park Avenue                 of Dreyfus
New York, New York 10166

Alvin E. Friedman, Director     Retired
200 Park Avenue
New York, New York 10166

Lawrence M. Greene, Director    Retired
200 Park Avenue
New York, New York 10166

   Lawrence S. Kash, Director      Vice Chairman - Distribution of Dreyfus
200 Park Avenue
New York, New York 10166

Julian M. Smerling, Director    Retired
200 Park Avenue
New York, New York 10166

W. Keith Smith, Chairman        Vice Chairman of Mellon
and Director
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

   Philip L. Toia, Director    Vice Chairman - Operations and Administration of
200 Park Avenue                Dreyfus
New York, New York 10166

   Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries (including Dreyfus), Mellon managed approximately $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $876 billion in assets including approximately $57 billion in mutual fund assets. The principal address of Mellon is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

   Dreyfus serves as the investment adviser or subadviser to the following registered investment companies with similar investment objectives as the Strategy Fund. The approximate net assets of each such fund (or portfolio) and the annual advisory fee payable by each are as follows:

                                                              Annual Fee as a
                                        Net Assets as of      Percentage of
Fund                                    October 15, 1996      Average Daily Net
                                                              Assets

Dreyfus Asset Allocation Fund -
  Total Return Portfolio                $58.69 million         .75 of 1%

Dreyfus Life Time Portfolios
  Income Portfolio                      $22.022 million        .60 of 1%
  Growth & Income Portfolio             $127.243 million       .75 of 1%

Dreyfus Variable Investment Fund,
  Managed Assets Portfolio              $22.888 million        .375 of 1%

Premier Balanced Fund                   $143.742 million       1%

Dreyfus Balanced Fund, Inc.             $271.486 million       .60 of 1%

                       PROPOSAL 4:  ELECTION OF DIRECTORS

      At the meeting, five Directors are to be considered for election to the Company's Board of Directors, Messrs. Minter, Adelberg, Kelley, Karlen and Smith. Messrs. Minter and Smith have both served on the Company's Board of Directors since 1988. Mr. Kelley has served since 1989. Mr. Adelberg has served since 1995 and Mr. Karlen since 1996.

   Because the Company does not hold regular annual stockholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. As a Maryland corporation registered under the Investment Company Act, the Company is not required to hold an annual meeting in any year in which the Act does not require the election of Directors.

   Information regarding the nominees for election as Directors is provided below. The persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of such nominees. If you give no voting instructions, your Shares will be voted for all nominees named herein for Director and in favor of any remaining proposals described in this proxy statement. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

   THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

Required Vote

      The favorable vote of a plurality of the votes cast at a meeting of stockholders, at which a quorum is present, is required for the election of Directors. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and will not affect the plurality vote required for directors. If the nominees are not approved by the stockholders of the Company, the Board will consider alternative nominations.


Information Regarding Nominees

   The following information is provided for each nominee in the following table. It includes his name, position with the Fund, age, length of Directorship, amount of Shares of the Fund beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission.
                                            Shares
                                            Beneficially         Principal
                                            Owned, Directly or   Occupation(s)
Name, Address,      Position(s)   Director  Indirectly as at     During Past 5
and Age             with Company  Since     October 18, 1996     Years


*Charles L. Minter  Director,     1988      128,085 Class A        Director and
10 Exchange Place   Chairman of             Capital Value Fund  Chairman of the
Suite 2010          the Board               1 Class B Capital   Board of
Jersey City, NJ     and                     Value Fund          Comstock
07302-3913          President               1 Class C Capital   Partners, Inc.
55 years old                                Value Fund          President of
                                            1 Class R Capital   Comstock
                                            Value Fund          Partners, Inc.
                                            18,192 Class A      since 1994 and
                                            Strategy Fund       Vice Chairman
                                            229 Class C         of the Board of
                                            Strategy Fund       Comstock
                                            54,262 Class O      Partners, Inc.
                                            Strategy Fund**     from 1987 to
                                                                1996.

M. Bruce Adelberg   Director,     1995      11,842 Class A      Consultant, MBA
MBA Research Group  Member of               Capital Value Fund  Research Group
33 Channel Lane     Audit                                       and Director of
Salem, SC 29676     Committee                                   Pallet
59 years old                                                    Management
                                                                Systems, Inc.
                                                                (pallet
                                                                manufacturing
                                                                and services)


E.W. Kelley         Director,     1989      10,000 Class O     Managing General
Kelley & Partners,  Member of               Strategy Fund      Partner, Kelley
Ltd.                Audit                                      & Partners, Ltd.
36 South            Committee                                  (consumer
Pennsylvania                                                   products and
Street                                                         services).
Suite 550                                                      Chairman,
Indianapolis, IN                                               Consolidated
46204                                                          Products, Inc.
79 years old                                                   (food services).

Sven B. Karlen,     Director,     1996   --                     General Partner
Jr.                 Member of                                   of Grandview
Grandview           Audit                                       Partners, L.P.
Partners, L.P.      Committee                                   (investments)
One Financial                                                   Director of
Center                                                          Harbourton
Suite 1600                                                      Mortgage
Boston, MA 02111                                                Securities
53 years old                                                    (mortgage bank)


Robert M. Smith     Director,     1988      1,000 Class O       President and
Smith Advisers,     Member of               Strategy Fund       Chairman, Smith
Ltd.                Audit                                       Advisers, Ltd.
812 Coachway        Committee                                   (Registered
Annapolis, MD                                                   Investment
21401                                                           Advisers). From
66 years old                                                    January 1983 -
                                                                November 1995,
                                                                President and
                                                                Director of
                                                                Ansbacher
                                                                (Dublin) Asset
                                                                Management Ltd.

* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

**  Includes 1 share of Class A Capital Value Fund, 1 share of Class B Capital
   Value Fund, 1 share of Class C Capital Value Fund, 1 share of Class R Capital Value Fund, 229 shares of Class C Strategy Fund and 21,843 shares of Class O Strategy Fund owned by Comstock Partners, Inc., as to which beneficial ownership is disclaimed.

   For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

   Except as discussed herein there have been no purchases or sales of the Investment Adviser's or Dreyfus' securities by any Director since the beginning of the Company's current fiscal year which ends April 30, 1997. Other than Mr. Minter, no nominee has had during the past five years any material interest, direct or indirect, in the Investment Adviser or Dreyfus.

Director Compensation

   The Company currently pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

   No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Funds' sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1996. For the fiscal year ended April 30, 1996, the aggregate amount of fees and expenses received by each Director from the Company were as follows:

                                              Pension or                  Total
                                              Retirement                  Compensation
                                              Benefits       Estimated    From
                              Aggregate       Accrued as     Annual       Company
                             Compensation     Part           Benefits     Paid to
                                From          of Company     Upon         Board
Name of Board Member          Company*        Expenses       Retirement   Member*


Stanley D. Salvigsen               0              0              0              0
Charles L. Minter                  0              0              0              0
M. Bruce Adelberg              $ 8,750            0              0          $ 8,750
Robert M. Goodyear, Jr.        $ 2,500            0              0          $ 2,500
Sven B. Karlen, Jr.            $   500            0              0          $   500
E. W. Kelley                   $17,500            0              0          $17,500
Bruce C. Lueck                 $ 2,500            0              0          $ 2,500
Robert M. Smith                $17,500            0              0          $17,500

_____________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,313.99 for the Company.

     The officers and directors of the Company own less than 1% of each Class of the Funds.

Executive Officers

   Information about the Company's principal executive officers, other than Mr. Minter, including their names, ages, positions with the Company, length of such positions and principal occupation or employment during the past five years, is set forth below.

                           Position(s) with      Principal Occupation(s)
Name and Age               Company               During Past 5 Years

*W. Troy Hottenstein,      Secretary                Chief Operating Officer and
CFA                                              Secretary of Comstock
10 Exchange Place                                Partners, Inc. since 1995.
Suite 2010                                       Research Analyst at Comstock
Jersey City, NJ 07302-                           Partners, Inc. since 1991.
3913
27 years old

*Robert C. Ringstad        Vice President,          Vice President Operations -
10 Exchange Place          Treasurer, Chief      Regent Investor Services,
Suite 2010                 Financial Officer     1990 - 1994.
Jersey City, NJ 07302-     and Assistant         Vice President - Comstock
3913                       Secretary             Partners, Inc. since 1995.
66 years old

_________________

* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

Board Meetings and Committees

   The Board of Directors has an Audit Committee composed entirely of Independent Directors. Currently, Messrs. Adelberg, Kelley, Karlen and Smith are members of the Audit Committee. The Audit Committee reviews with the Fund's independent auditors, among other things, the scope of the annual audit, the internal control structure of the Company, and the type of services to be rendered by the Company's independent auditors.

   During the Company's fiscal year ended April 30, 1996, there were six meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of Board meetings and applicable committee meetings held during the period for which he was a Director.

     PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   A majority of the Company's Independent Directors have selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 1997. The appointment of independent auditors is approved annually by the Board of Directors. Although the Company is not required to hold annual meetings to consider the selection of independent auditors, the stockholders are being asked to consider the ratification of the selection of independent auditors because the Meeting is being held. Ernst & Young LLP has informed the Company that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company. A representative of Ernst & Young LLP will be available to answer questions concerning the audit of the Company's financial statements by conference telephone during the Meeting.

   Prior to January 1996, the Company's independent auditors were Deloitte & Touche LLP. In January 1996, in connection with the anticipated reorganization of The Dreyfus Capital Value Fund, Inc. as the Comstock Partners Capital Value Fund, the Audit Committee of the Company's Board of Directors made the decision to retain Ernst & Young LLP as the Company's independent auditors. Ernst & Young LLP had previously served as the independent auditors of The Dreyfus Capital Value Fund, Inc., and it was determined that the Company should retain a single auditing firm for both of its investment portfolios that had previously audited one of the two portfolios. At no time in the past two years has the independent auditors' report on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

   THE DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED DIRECTORS", UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

Required Vote

   Ratification of the selection of Ernst & Young LLP as independent auditors of the Company requires the affirmative vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast.

                                ADDITIONAL INFORMATION


Administrators

   Under the terms of the Amended Administration Agreement between Princeton Administrators, L.P. ("Princeton") and the Strategy Fund, Princeton performs or arranges for the performance of certain administrative services necessary for the operation of the Strategy Fund. The principal address of Princeton is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

   Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, Dreyfus has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund. For its services under this agreement, Dreyfus is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rate: .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million,
 .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

Distributor

   The Company's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Service and Distribution Plans

   Under the various Service and Distribution Plans adopted by the Company, the Class A, B and C shares of the Funds may bear expenses under these plans for such services as advertising, marketing, and other services relating to the shares. Such fees can be up to an aggregate annual rate of .25 of 1% of the value of the average daily net assets for Class A shares of each fund. For the Class B and Class C shares such fees can be up to an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of each Fund. Dreyfus is eligible to receive payments under these plans.

Beneficial or Record Ownership of the Funds' Securities

      As of October 18, 1996, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 20.7457% of the outstanding Class A shares, 31.6548% of the outstanding Class B shares and 55.4636% of the outstanding Class C shares, of the Capital Value Fund; and Westcliff Capital Management and Dreyfus Trust Co. Custodian FBO Vance C. Brown, respectively, were the record owners of 66.1214% and 30.4916% of the outstanding Class R shares.

      As of October 18, 1996, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.9926% of the outstanding Class O shares, 47.2472% of the outstanding Class A shares and 79.0772% of the outstanding Class C shares, of the Strategy Fund. Southtrust Estate Trust Company was the record owner of 7.8952% of the outstanding Class C shares.

Portfolio Transactions

   The Strategy Fund's portfolio turnover rate for the fiscal year ended
April 30, 1996 was 96%. The Capital Value Fund commenced operations on July 25, 1996.

   The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

   In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

   Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

Stockholder Proposals

   Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required to hold annual stockholder meetings. Stockholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the Secretary of the Fund, W. Troy Hottenstein, c/o Comstock Partners Funds, Inc., 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, to be considered for inclusion in the Company's proxy statement for a subsequent meeting.

Expenses of Proxy Solicitation

      The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. The Company, if necessary, may retain Tritech Services, an indirect affiliate of Princeton, to assist in the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement of expenses. In addition to the use of the mails, proxies may also be solicited personally by regular employees of the Company, Comstock Partners, Inc., Dreyfus, Princeton, or by telephone or telegraph, or other electronic means. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for reasonable out-of-pocket expenses incurred in this connection.

Other Matters

   The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

 STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE
   THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, DATE AND SIGN THE
    ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
      WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

   November 11, 1996

                                                                   EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

   Agreement, dated as of August 30, 1996, by and between COMSTOCK PARTNERS FUNDS, INC., a Maryland corporation (the "Company"), on behalf of COMSTOCK PARTNERS STRATEGY FUND (the "Fund"), and COMSTOCK PARTNERS, INC., a Delaware corporation (the "Adviser").

   The Company, on behalf of the Fund, and the Adviser hereby agree as follows:

   1. Investment Description. The Company is an open-end investment company which, as of the date hereof, consists of two series: the Fund and the Comstock Partners Capital Value Fund. The Company desires to employ the Fund's capital by investing and reinvesting in investments of the kind, and in accordance with the limitations, specified in the Company's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A, as in effect from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Copies of the Articles of Incorporation and the Registration Statement currently in effect have been submitted to the Adviser. Any amendments to these documents shall be furnished to the Adviser promptly.

   2. Appointment. The Company, on behalf of the Fund, desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation set forth below.

   3. Duties of the Adviser. Subject to the supervision and direction of the Company's Board of Directors, the Adviser shall (a) act in strict conformity with the Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Registration Statement and in accordance with the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, (c) make all investment decisions for the Fund and (d) place purchase and sale orders on behalf of the Fund. In rendering such services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

   4. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 3 and 5 hereof, the Company, on behalf of the Fund, will pay all expenses incurred in connection with its operation, including, among other things, expenses for legal, accounting and auditing services, taxes, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of the custodian, the registrar, the transfer agent, the dividend disbursing agent and the dividend reinvestment plan agent, Securities and Exchange Commission fees, listing fees, fees and expenses of non-interested directors, salaries of shareholder relations personnel, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses.

   5.  Expenses Payable by the Adviser. The Adviser shall, at its expense,
(a) provide the Fund with office space, equipment and personnel reasonably necessary for the operation of the Fund, (b) employ or associate itself with such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (c) provide the Company with persons satisfactory to the Company's Board of Directors to serve as directors, officers and employees of the Company or the Fund, including a Chairman, Vice Chairman, President, Secretary and Treasurer. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 3 hereof.

     6. Compensation of the Adviser. As compensation for the services provided by the Adviser pursuant to this Agreement, the Company, on behalf of the Fund, shall pay to the Adviser on the first business day of each calendar month a fee for the previous month at an annual rate equal to .60% of the average daily net assets of the Fund. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Registration Statement. Upon termination of this Agreement before the end of a month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

     7. Expense Limitations. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser and Princeton Administrators, Inc., the Fund's Administrator, shall reimburse the Fund for such excess in proportion to the respective fees payable by the Fund to the Adviser and the Administrator. The Adviser's and the Administrator's reimbursement obligation will be limited to the amount of fees they receive from the Fund during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this Paragraph 7 shall be made once a year promptly after the end of the Fund's fiscal year.

     8. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best combination of net price and execution for the Fund. In assessing the best combination of net price and execution for any transaction on behalf of the Fund, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission (for the specific transaction and on a continuing basis). In selecting brokers to execute a particular transaction and in evaluating the best combination of net price and execution available, the Adviser may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of all other accounts over which the Adviser exercises investment discretion. It is understood that certain of the services provided by such broker may benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     9. Information Provided to the Company. The Adviser will keep the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

     10. Limitations on the Employment of the Adviser. The services of the Adviser to the Company on behalf of the Fund shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Company on behalf of the Fund hereunder are not impaired thereby, and provided that the Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and other investment management clients of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature.

     11. Standard of Care; Protection of the Adviser. The Adviser shall exercise its best judgment in rendering the services described in paragraphs 3 and 7 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company (including the Fund) in connection with the matters to which this Agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Adviser against any liability to the Company (including the Fund) or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

     12. Effectiveness, Duration and Termination of Agreement. This Agreement shall remain in effect until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by (a) the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities or by the Board of Directors of the Company and
(b) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days written notice by the vote of the holders of a majority of the outstanding voting securities of the Fund, by the vote of the Company's Board of Directors or by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     13. Name. The Company (including the Fund) may, so long as this Agreement remains in effect, use "Comstock" as part of its name. The Adviser may, upon termination of this Agreement, require the Company (including the Fund) to refrain from using the name "Comstock" in any form or combination in its name or in its business, and the Company (including the Fund) shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

     14. Notices. Any notice under this Agreement shall be given in writing, delivered against receipt or mailed, first class certified or registered mail, return receipt requested, postage prepaid, addressed to the other party at its then principal office.

        15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and wholly to be performed in such State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                         COMSTOCK PARTNERS FUNDS, INC.,
                                         on behalf of
                                         COMSTOCK PARTNERS STRATEGY FUND


                                         By:  /s/ CHARLES L. MINTER
                                         _______________________________



                                         COMSTOCK PARTNERS, INC.


                                         By:  /s/ ROBERT C. RINGSTAD
                                         _________________________________

                                                                   EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

     Agreement, dated as of August 30, 1996 by and between COMSTOCK PARTNERS FUNDS, INC., a Maryland corporation (the "Company"), on behalf of COMSTOCK PARTNERS CAPITAL VALUE FUND (the "Fund"), and COMSTOCK PARTNERS, INC., a Delaware corporation (the "Adviser").

     The Fund and the Adviser hereby agree as follows:

     1. Investment Description. The Company is an open-end investment company which, as of the date hereof, consists of two series: the Comstock Partners Strategy Fund and the Fund. The Company desires to employ the Fund's capital by investing and reinvesting in investments of the kind, and in accordance with the limitations, specified in the Company's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A, as in effect from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Copies of the Articles of Incorporation and the Registration Statement currently in effect have been submitted to the Adviser. Any amendments to these documents shall be furnished to the Adviser promptly.

     2. Appointment. The Company, on behalf of the Fund, desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation set forth below.

     3. Duties of the Adviser. Subject to the supervision and direction of the Company's Board of Directors, the Adviser shall (a) act in strict conformity with the Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Registration Statement and in accordance with the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, (c) make all investment decisions for the Fund and (d) place purchase and sale orders on behalf of the Fund. In rendering such services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     4. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 3 and 5 hereof, the Company, on behalf of the Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of The Dreyfus Corporation, Comstock Partners or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or the Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.

     5.   Expenses Payable by the Adviser. The Adviser shall, at its expense,
(a) provide the Fund with office space, equipment and personnel reasonably necessary for the operation of the Fund, (b) employ or associate itself with such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (c) provide the Company with persons satisfactory to the Company's Board of Directors to serve as directors, officers and employees of the Company or the Fund, including a Chairman, Vice Chairman, President, Secretary and Treasurer. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 3 hereof.

     6. Compensation of the Adviser. As compensation for the services provided by the Adviser pursuant to this Agreement, the Company, on behalf of the Fund, shall pay to the Adviser on the first business day of each calendar month a fee for the previous month at the following annual rate: .40 of 1% of the first $300 million of the Fund's average daily net assets, .45 of 1% of the Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Fund's average daily net assets in excess of $1 billion. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Registration Statement. Upon termination of this Agreement before the end of a month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

     7. Expense Limitations. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Company, on behalf of the Fund, may deduct from the fees payable to the Adviser, or the Adviser shall bear, such excess expense; provided, that, the Adviser's obligation hereunder will be limited to the amount of fees it receives from the Company, on behalf of the Fund, during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year.

     8. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best combination of net price and execution for the Fund. In assessing the best combination of net price and execution for any transaction on behalf of the Fund, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission (for the specific transaction and on a continuing basis). In selecting brokers to execute a particular transaction and in evaluating the best combination of net price and execution available, the Adviser may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of all other accounts over which the Adviser exercises investment discretion. It is understood that certain of the services provided by such broker may benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     9. Information Provided to the Company. The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

     10. Limitations on the Employment of the Adviser. The services of the Adviser to the Company, on behalf of the Fund, shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Company, on behalf of the Fund, hereunder are not impaired thereby, and provided that the Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and other investment management clients of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature.

     11. Standard of Care; Protection of the Adviser. The Adviser shall exercise its best judgment in rendering the services described in paragraphs 3, 8 and 9 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Adviser against any liability to the Company (including the Fund) or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

     12. Effectiveness, Duration and Termination of Agreement. This Agreement shall remain in effect until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by (a) the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities or by the Board of Directors of the Company and
(b) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days written notice by the vote of the holders of a majority of the outstanding voting securities of the Fund, by the vote of the Company's Board of Directors or by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     13. Name. The Company (including the Fund) may, so long as this Agreement remains in effect, use "Comstock" as part of its name. The Adviser may, upon termination of this Agreement, require the Company (including the Fund) to refrain from using the name "Comstock" in any form or combination in its name or in its business, and the Company (including the Fund) shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

        14. Notices. Any notice under this Agreement shall be given in writing, delivered against receipt or mailed, first class certified or registered mail, return receipt requested, postage prepaid, addressed to the other party at its then principal office.

     15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and wholly to be performed in such State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                    COMSTOCK PARTNERS FUNDS, INC.,
                                    on behalf of Comstock Capital
                                    Value Fund


                                    By:  /s/ CHARLES L. MINTER
                                    _____________________________




                                    COMSTOCK PARTNERS, INC.


                                    By:  /s/ ROBERT C. RINGSTAD
                                    _______________________________

                                                                    EXHIBIT C
                        SUB-INVESTMENT ADVISORY AGREEMENT

                             COMSTOCK PARTNERS, INC.
                                10 Exchange Place
                                   Suite 2010
                       Jersey City, New Jersey 07302-3913

                                                               August 30, 1996
The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Sirs:

     Comstock Partners, Inc., a Delaware corporation ("Comstock"), serves as the investment adviser to Comstock Partners Strategy Fund (the "Fund"), a series of Comstock Partners Funds, Inc., an open-end registered investment company (the "Company"), pursuant to an investment advisory agreement dated as of August 30, 1996 (the "Comstock Advisory Agreement"). Comstock herewith confirms its Agreement with you ("Dreyfus") as follows:

     The Company desires to employ the Fund's capital by investing and reinvesting the same in investments of the type, and in accordance with the limitations, specified in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A from time to time in effect, copies of which have been or will be submitted to Dreyfus, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Comstock intends to employ Dreyfus as sub-investment adviser with regard to providing investment advice to the Fund.

1.   Sub-Investment Adviser Services

     Dreyfus will manage the short term cash and cash equivalent investments of the Fund and will provide investment research, statistical information and advice regarding the Fund's portfolio. Dreyfus will furnish to Comstock or the Fund such general advice regarding economic factors and trends, including statistical and other factual information, and such statistical information with respect to the investments which the Fund may hold or contemplate purchasing, as Comstock or the Fund may reasonably request. Comstock and the Fund wish to be informed of important developments materially affecting the Fund's portfolio and shall expect Dreyfus, on its own initiative, to furnish to Comstock and the Fund from time to time such information as Dreyfus may believe appropriate for this purpose. Dreyfus shall exercise its best judgment in rendering these services.

     Comstock and the Company, on behalf of the Fund, understand that Dreyfus now acts and will continue to act as investment adviser or sub-investment adviser to various investment companies and fiduciary or other managed accounts, and Comstock and the Company have no objection to Dreyfus' so acting. In addition, it is understood that the persons employed by Dreyfus to assist in the performance of its duties hereunder will not devote their full time to such service and nothing herein contained shall be deemed to limit or restrict the right of Dreyfus or any affiliate of Dreyfus to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

2.   Fees and Expenses

     In consideration of the sub-investment advisory services rendered pursuant to this Agreement, Comstock will pay Dreyfus a monthly fee at an annual rate of
 .15% of the value of the Fund's average daily net assets.

      Each such payment shall be made promptly after payment to Comstock of its monthly fee from the Company, on behalf of the Fund, and, if Comstock's then agreed-upon fee is not paid in full when due for any reason, then Comstock may withhold from the fees payable to Dreyfus for the same period, an amount equal to the same proportion of Dreyfus' fee that the amount withheld from Comstock bears to Comstock's fee, with restitution to Dreyfus if, as and when the amount withheld from Comstock's fee is paid to Comstock by the Company on behalf of the Fund.

     In the event that the agreed amount or rate of the investment advisory fee that Comstock is entitled to receive from the Company on behalf of the Fund is reduced for any reason based upon the services agreed to be provided to the Fund pursuant to the Comstock Advisory Agreement or as a result of the expenses payable by the Company on behalf of the Fund exceeding any applicable limitations imposed by state law, then the monthly fee for Dreyfus' sub-investment advisory services described in paragraph 2 hereof, if and when payable, shall be reduced by one-third of the percentage that Comstock's investment advisory fee from the Company on behalf of the Fund is reduced.

     The fee for the period from the date of this Agreement to the end of such month shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement other than at the end of any month, the fee for the month during which termination shall occur shall be pro-rated according to the proportion which the period thereof prior to termination bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

     For the purpose of determining fees payable to Dreyfus, the value of the Fund's net assets shall be computed in the same manner as computed for the purpose of determining Comstock's fee from the Company, on behalf of the Fund.

     Dreyfus will from time to time employ or associate with itself such person or persons as Dreyfus may believe to be particularly fitted to assist it in the performance of this Agreement. Such person or persons may be officers and employees who are employed by both Dreyfus and the Company. The compensation of such person or persons shall be paid by Dreyfus and no obligation may be incurred on behalf of the Company in such respect.

     Dreyfus will bear all expenses in connection with the performance of its services under this Agreement.

     The Company, on behalf of the Fund, and Comstock shall bear such expenses as are described in the Comstock Advisory Agreement.

3.   Limitation of Liability

     Dreyfus shall not be liable for any error of judgment or mistake of law or for any loss suffered by Comstock or the Company (including the Fund) in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of Dreyfus who may be or become an officer, director, employee or agent of the Company (including the Fund) shall be deemed, when rendering services to the Company (including the Fund) or acting on any business of the Company (including the Fund), to be rendering such services to or acting solely for the Company (including the Fund) and not as an officer, director, employee or agent or one under the control or direction of Dreyfus even though paid by it.

4.   Term

     This Agreement shall continue until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) by a vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either such event the continuance is also approved by a majority of the noninterested Directors of the Company (as defined in said
Act) by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on not less than 60 days' notice, by either party hereto, by the Company's Board of Directors or by vote of holders of a majority of the Fund's shares and this Agreement will also terminate automatically in the event of its assignment (as defined in said
Act).

5.   Successors and Assigns

     Successors and assigns of Dreyfus and Comstock will be bound by this Agreement. For this purpose, any investment adviser registered under the Investment Advisers Act of 1940 controlled by Charles Minter, as the term "control" is used in the Investment Company Act of 1940, will be deemed to be a successor to Comstock.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         COMSTOCK PARTNERS, INC.

                                         By:  /s/ CHARLES L. MINTER

Accepted:
THE DREYFUS CORPORATION


By:   /s/ STEPHEN E. CANTER
      _________________________

               Vote this proxy card TODAY!  Your prompt response will
                   save the expense of additional mailings.

            Please return the proxy card in the enclosed envelope.

           Please fold and detach card at perforation before mailing

                         COMSTOCK PARTNERS FUNDS, INC.

              SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 20, 1996
              This Proxy is Solicited on Behalf of the Directors

     The undersigned hereby appoints Mr. Charles L. Minter, Mr. W. Troy Hottenstein and Mr. Robert C. Ringstad, and each of them, attorneys-in-fact and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3413 on Friday, December 20, 1996, at
11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated November 11, 1996 and upon all other matters properly coming before said meeting.

                                 Please Sign, Date and Return the Proxy Card
                                 Promptly Using the Enclosed Envelope.

                                 Change of Address and or
                                 Comments Mark Here

                                 Note:  Please sign exactly as your
                                 name appears on this Proxy. If joint
                                 owners, EACH should sign this Proxy.
                                 When signing as attorney, executor,
                                 administrator, trustee, guardian or
                                 corporate officer, please give your
                                 full title.

                                 Date __________, 1996
                                 ______________________
                                 ____________________________
                                 Signature(s), Title(s), if applicable
                                                              COMSTOCK

               Vote this proxy card TODAY!  Your prompt response will
                   save the expense of additional mailings.

            Please return the proxy card in the enclosed envelope.

           Please fold and detach card at perforation before mailing

     This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 (including all nominees for Director) and 5, and in the appointed proxies' discretion upon such other business as may properly come before the meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, (including all nominees for Director) AND 5.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

(1)  Approval of the New Investment Advisory Agreement for the Strategy Fund

     FOR /  /              AGAINST  /  /           ABSTAIN  /  /

(2)  Approval of the New Investment Advisory Agreement for the Capital Value
     Fund

     FOR  /  /             AGAINST  /  /           ABSTAIN  /  /

(3)  Approval of the New Sub-Investment Advisory Agreement for the Strategy
     Fund

     FOR  /  /             AGAINST  /  /           ABSTAIN  /  /

(4)  Election of Directors

     Charles L. Minter, M. Bruce Adelberg, E.W. Kelley, Sven B. Karlen Jr., Robert M. Smith

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the nominee's name on the line below.)

     __________________________________________________________________________


     FOR all nominees /  /       WITHHOLD AUTHORITY /  /   * EXCEPTIONS /  /
     listed below                to vote for all
                                 nominees

(5) The ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 1997

     FOR /  /        AGAINST /  /      ABSTAIN  /  /
                                          COMSTOCK